                                                                    EXHIBIT 10.3


                         ALTIGEN COMMUNICATIONS, INC.

                           1998 STOCK PURCHASE PLAN

                         ALTIGEN COMMUNICATIONS, INC.

                           1998 STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                                                 Page
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1.       PURPOSE................................................................................   1

2.       SHARES SUBJECT TO THE PLAN.............................................................   1

3.       TERM OF PLAN...........................................................................   1

         3.1      Term..........................................................................   1
         3.2      Shareholder Approval..........................................................   1

4.       PARTICIPANTS...........................................................................   2

         4.1      Eligibility...................................................................   2
         4.2      Participants..................................................................   2
         4.3      Legal Representatives.........................................................   2

5.       GENERAL TERMS..........................................................................   2

         5.1      Purchase Agreement............................................................   2
         5.2      Exercise Price................................................................   2
         5.3      Payment of Exercise Price; Taxes..............................................   3
         5.4      Conditions to Exercise........................................................   3
         5.5      No Employment Agreement.......................................................   3
         5.6      Restrictions on Transfer......................................................   3
         5.7      Market Standoff Requirement...................................................   4

6.       TERMS OF PURCHASE AGREEMENTS...........................................................   4

         6.1      Exercisability................................................................   4
         6.2      Purchase of Shares............................................................   4
         6.3      Adjustments to Terms of the Purchase Agreement................................   4

7.       SHARE REPURCHASE RIGHT.................................................................   4

         7.1      Right to Repurchase Shares....................................................   4
         7.2      Termination of Employment or Other Relationship...............................   5
         7.3      Exercise of Share Repurchase Option...........................................   5
         7.4      Share Repurchase Price........................................................   5
         7.5      Effect of Failure to Exercise Share Repurchase Right..........................   5
         7.6      Payment for Shares and Return of Shares.......................................   6
         7.7      Assignment of Share Repurchase Right..........................................   6
         7.8      Termination of Share Repurchase Right.........................................   6
         7.9      Legends.......................................................................   6
         7.10     "Estimated Present Value".....................................................   6

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                            Page
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8.       RIGHT OF FIRST REFUSAL...........................................................................   6

         8.1      Restriction on Transfer.................................................................   6
         8.2      Right of First Refusal..................................................................   6
         8.3      Notice of Proposed Transfer.............................................................   7
         8.4      Exercise of Right of First Refusal......................................................   7
         8.5      Exchanges or Other Transfers............................................................   7
         8.6      Failure to Exercise Right of First Refusal..............................................   7
         8.7      Transferees of the Transfer Shares......................................................   7
         8.8      Special Transfers.......................................................................   8
         8.9      Assignment of the Right of First Refusal................................................   9
         8.10     Termination of Right of First Refusal...................................................   9
         8.11     Legends.................................................................................   9

9.       ADMINISTRATION AND AMENDMENT OF THE PLAN.........................................................   9

         9.1      Administration..........................................................................   9
         9.2      Rights and Powers.......................................................................  10
         9.3      Termination; Amendment..................................................................  10
         9.4      Unilateral Amendments...................................................................  10
         9.5      Requirements of Rule 16b-3..............................................................  10

10.      ADJUSTMENT OF AND CHANGES IN STOCK...............................................................  11

         10.1     Recapitalizations.......................................................................  11
         10.2     Liquidation.............................................................................  11
         10.3     Reorganizations in Which the Company Disappears.........................................  11
         10.4     Reorganizations in Which Company Survives...............................................  11
         10.5     Other Changes...........................................................................  11
         10.6     No Fractional Shares....................................................................  12

11.      SUSPENSION OF SHARES TO SATISFY SECURITIES LAWS..................................................  12

         11.1     Power to Suspend........................................................................  12
         11.2     Minimum Period..........................................................................  12
         11.3     Maximum Period..........................................................................  12

12.      INFORMATION TO PARTICIPANTS......................................................................  12

         12.1     Copy of Plan............................................................................  12
         12.2     Financial Information Provided..........................................................  12
         12.3     Information Confidential................................................................  12

13.      TAX STATUS.......................................................................................  13

14.      MISCELLANEOUS....................................................................................  13

                               TABLE OF CONTENTS
                                  (continued)

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
         14.1     Additional Actions and Documents....................................................   13
         14.2     Successors and Assigns..............................................................   13
         14.3     No Third-Party Beneficiaries........................................................   13
         14.4     Amendments, Waivers, and Consents...................................................   13
         14.5     Notice..............................................................................   13
         14.6     Dispute Resolution..................................................................   14
         14.7     Jurisdiction and Venue..............................................................   15
         14.8     Governing Law.......................................................................   15
         14.9     Plan Governs........................................................................   15

                         ALTIGEN COMMUNICATIONS, INC.

                           1998 STOCK PURCHASE PLAN
                           ------------------------

     1.   PURPOSE

     The purpose of this 1998 Stock Purchase Plan is to advance the interests of AltiGen Communications, Inc., a California corporation (the "Company"), by giving the Company's employees and others who perform substantial services on behalf of the Company incentive through ownership of the Company's Series D Preferred Stock to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals. This Plan is intended to be an employee stock purchase plan within the meaning of Section 408 of the California Corporations Code.

     2.   SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Article 10, the Company is authorized to issue up to 25,800 shares of its Series D Preferred Stock ("Shares"). Any unpurchased Shares that are subject to this Plan that terminates for any reason prior to the Shares vesting, and any Shares that are repurchased pursuant to right of repurchase under this Agreement, shall, unless this Plan has been terminated, become available for future grant under this Plan. The Company shall at all times reserve for issuance pursuant to this Plan a number of its authorized but unissued Shares equal to the number of Shares issuable under this Plan. Purchase of Shares under this Plan shall decrease the number of Shares available for grant under this Plan.

     3.   TERM OF PLAN

          3.1 Term. This Plan shall become effective upon its adoption by the Board of Directors of the Company (the "Board"). Unless sooner terminated under
Article 9 or 10, this Plan shall terminate upon the earlier of (a) the tenth anniversary of its adoption by the Board or approval by the shareholders, whichever is earlier, or (b) the date on which all Shares available for issuance under this Plan have been issued and have vested. Any Shares outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

          3.2 Shareholder Approval. Within 12 months after the date of such adoption, this Plan shall be approved by the shareholders of the Company in the degree and manner required under applicable state and federal law. No Shares shall vest unless and until such shareholder approval has been obtained. Any Shares purchased before the shareholders approve the Plan must be rescinded if the shareholders do not approve the Plan within 12 months before or after the Board adopts the Plan. Shares issued pursuant to any such exercise shall not be counted in determining whether such approval is obtained.

     4.   PARTICIPANTS

          4.1 Eligibility. The following persons shall be eligible to receive Shares under this Plan: (a) any employee (an "Employee") of the Company or any present or future parent or subsidiary corporation of the Company (an "Affiliate") as defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively, (b) any person who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services (other than in connection with the offer or sale of securities in a capital raising transaction) and who is compensated for such services, but who is not an Employee (a "Consultant") and (c) any director of the Company or an Affiliate who is not an Employee, whether compensated for such services or not (an "Outside Director").

          4.2 Participants. The Board shall have the authority in its sole discretion to select the Employees, Consultants and Outside Directors who may purchase Shares from time to time under this Plan ("Participants").

          4.3 Legal Representatives. As used in this Plan, the term "Participant" includes any person who acquires the legal right to exercise a Participant's Shares, by reason of the death or incompetence of the Participant.

     5.   GENERAL TERMS

          5.1 Purchase Agreement. Purchase of Shares shall be evidenced by a written purchase agreement ("Purchase Agreement"), which shall contain the provisions that this Plan requires and may contain additional provisions that do not conflict with this Plan as the Board deems appropriate. Each Purchase Agreement shall be signed by the Participant and an officer of the Company designated by the Board. The form of Purchase Agreement for use pursuant to this Plan is attached to this Plan. The Board may modify said form as it deems appropriate, subject to the provisions of this Plan. Purchase Agreements need not have identical terms, but each Purchase Agreement shall be subject to this Plan.

          5.2  Exercise Price.

               5.2.1 General Rule. The exercise price of each Share shall not be less than the fair market value of the Shares, as the Board may determine, on the date the Shares are granted except in unusual circumstances. In any event, the exercise price of each share shall not be less than 85% of the fair market value of the Shares, as the Board may determine, on the date the Shares are purchased.

               5.2.2 Ten Percent Shareholders. The exercise price of each Share granted to a Participant who, at the time the Share is granted, owns, as that term is defined in Section 424(d) of the Code, stock possessing more than 10% of the combined voting power of all stock of the Company or of its Affiliates, shall be at least 110% of the fair market value of the Shares, as the Board may determine, on the date the Shares are purchased.

          5.2.3 Determination of Fair Market Value. The Board's determination of fair market value shall be final and conclusive for the purposes of this Plan. In determining fair market value, the Board may, but is not obligated to, obtain and rely upon an independent appraisal.

     5.3  Payment of Exercise Price; Taxes.

          5.3.1 Form of Payment. The Participant shall pay the per Share exercise price in full at the time of exercise by bank cashier's check or, with the approval of the Board, a promissory note or shares of Series D Preferred Stock of the Company, or any combination of the foregoing such that the aggregate fair market value of such stock (as determined by the Board) plus cash and notes equals the total exercise price.

          5.3.2 Promissory Notes. The Company may require a promissory note to be with full recourse, to be adequately secured by collateral other than the Shares purchased, and to bear interest at market or above market rates (if such rates are not usurious). It is the Company's policy not to accept promissory notes except in unusual circumstances. Inability to pay cash is not necessarily an unusual circumstance.

          5.3.3 Withholding Taxes. The Participant shall pay by bank cashier's check or other form of payment acceptable to the Company, the amount of any state or federal income or other tax that the Company is required to pay or withhold upon purchase of Shares unless the incidence of such tax cannot lawfully be placed on the Participant.

     5.4 Conditions to Exercise. No Shares may be exercised if the transfer of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable securities or other law or regulation. Unless the Shares are registered under the Securities Act of 1933 and any applicable state securities law, as a condition to purchase of Shares, the Participant shall provide the Company with such written assurances as the Company deems appropriate for the purchase of Shares to qualify for exemption from registration. Such assurances may include, among others, a representation that the Participant intends to hold the Shares for investment and not for distribution to the public. The Company has no obligation to register the shares under the Securities Act of 1933 or any other law.

     5.5 No Employment Agreement. No Purchase Agreement, nor anything contained in this Plan, shall alter a Participant's status as an "at will" employee of the Company, confer upon any Participant any right to continue in the employ of the Company, or limit the right of the Company to terminate a Participant's employment at any time and for any or no reason.

     5.6 Restrictions on Transfer. If transfer of the Shares is restricted under any applicable law, each certificate representing such Shares shall bear a legend in form and substance satisfactory to the Company reflecting that such Shares are so restricted. To enforce any restrictions on transfer of the Shares, the Company may set forth in its stock transfer records a "stop transfer" order with respect to the Shares. The Company shall not be liable for any refusal to transfer the Shares on the books of the Company unless the transfer complies with all terms and conditions of any restrictions imposed on such Shares.

          5.7 Market Standoff Requirement. Each Participant shall, upon the request of the Company or the underwriters managing any public offering of the Company's securities, refrain from selling or disposing of any Shares without the prior written consent of the Company and such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. The Participant and the Company shall cause any certificates representing the Shares to bear a legend in substantially the following form:

          SALE, TRANSFER, OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED FOR A PERIOD OF TIME FOLLOWING A PUBLIC OFFERING OF THE STOCK OF THE CORPORATION PURSUANT TO THE 1998 STOCK PURCHASE PLAN OF THE CORPORATION.


     The legend shall be removed upon any resale of the Shares to the public in an offering registered with the SEC or pursuant to Rule 144.

     6.   TERMS OF PURCHASE AGREEMENTS

          6.1  Exercisability.

               6.1.1 Minimum Vesting Rate. Except as provided elsewhere in this Plan, all Shares purchased under this Plan shall become vested after one year from the date of grant. Shares purchased by an officer, director, or consultant, may become exercisable, in whole or in part, subject to reasonable conditions such as continued employment, at any time during the term of the vesting. Nothing in this Plan requires the Shares to become vested immediately.

          6.2 Purchase of Shares. To purchase the Shares, the Participant must do the following: (a) enter into a Purchase Agreement with the Company; (b) pay the total exercise price for the Shares and any withholding taxes as provided in
Section 5.3; and (c) provide the Company with any written representations as required under Section 5.4.

          6.3 Adjustments to Terms of the Purchase Agreement. Subject to the general limitations of this Plan, the Board may adjust the exercise price, term, or any other provision of a Purchase Agreement by canceling and regranting the Shares or by amending or substituting a Purchase Agreement. Except for adjustments necessary to ensure compliance with any applicable state or federal law, or adjustments deemed appropriate to reflect a change in a Participant's duties, employment status, or other relationship with the Company, no such adjustment shall impair a Participant's rights under any Purchase Agreement without the consent of the Participant.

     7.   SHARE REPURCHASE RIGHT

          7.1 Right to Repurchase Shares. In the event the Participant's employment or other relationship with the Company terminates for any reason, with or without cause, the Company or its assignee may, without the necessity of notice from the Participant, purchase all or, with the Participant's consent, part of the Participant's vested or nonvested Shares under the terms and conditions of this Article 7 (the "Share Repurchase Right").

               7.2 Termination of Employment or Other Relationship. For purposes of this Plan, the phrase "employment or other relationship" refers to the Participant's employment or other relationship with the Company on the date the nature of the employment or other relationship changes, as follows:

          (a) If the Participant is a full-time Employee, the Participant's employment will be deemed terminated for the purpose of this Plan if the Participant becomes a part-time Employee, a Consultant, or an Outside Director, unless the Committee determines otherwise.

          (b) If the Participant is a part-time Employee, unless the Committee determines otherwise, the Participant's employment will be deemed terminated for the purpose of this Plan if the Participant becomes a Consultant or Outside Director but not if the Participant becomes a full-time Employee.

          (c) If the Participant is a Consultant or Outside Director, the Participant's relationship will be deemed terminated for the purpose of this Plan if the nature of such relationship changes, unless the Participant becomes a full-time Employee. Absent a clear written notice of termination from the Participant, the Committee shall determine when a Consultant's consulting relationship has terminated.

               7.3 Exercise of Share Repurchase Option. The Company or its assignee shall exercise the Share Repurchase Right by giving written notice (the "Repurchase Notice") to the Participant. If some or all of the Participant's Shares are held by a transferee when the Participant's employment or other relationship with the Company terminates, the Company may repurchase the transferred Shares by giving a Repurchase Notice to the transferee. The Share Repurchase Right shall expire on the first to occur of (a) 30 days after the Participant gives written notice to the Company of its right to purchase the Shares, specifically referencing this Article 7 and the time period provided for in this clause (a); or (b) 90 days after termination of the Participant's employment of other relationship with the Company.

               7.4 Share Repurchase Price. The price at which the Company may repurchase the Shares shall be the greater of the price at which they were originally issued to the Participant or their Estimated Present Value determined as of the date the Participant's employment or other relationship with the Company terminates.

               7.5 Effect of Failure to Exercise Share Repurchase Right. If the Company declines to exercise the Share Repurchase Right after a deemed termination of a Participant's employment or other relationship with the Company, it may exercise the Share Repurchase Right upon a subsequent termination of the new employment or other relationship.

          7.6 Payment for Shares and Return of Shares. Shares shall be deemed repurchased when the Participant or other holder of the Shares receives a Repurchase Notice. All rights accorded a holder of such Shares, other than the right to payment therefor, shall cease at that time. The Company shall deliver the purchase price of any Shares so purchased to the holder thereof upon tender of the certificates representing such Shares to the Company's transfer agent. For purposes of the foregoing, cancellation of any purchase money indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

          7.7 Assignment of Share Repurchase Right. The Company may assign the Share Repurchase Right to one or more persons as may be selected by the Board. Any such assignee shall pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is the parent of the Company owning 100% of the Company) cash per Share equal to the difference between the exercise price and the Estimated Present Value of the Share if the exercise price is less than Estimated Present Value.

          7.8 Termination of Share Repurchase Right. The Share Repurchase Right for vested Shares shall terminate when a public market exists for the Shares. A public market shall be deemed to exist if any of the Company's shares of Series D Preferred Stock have been registered under Section 5 of the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, and (a) such stock is listed on a national securities exchange or national market system or (b) such stock is traded in the over-the-counter market and prices therefor are published daily for 90 days in a recognized financial journal.

          7.9 Legends. Unless a public market exists for the Shares, each certificate representing the Shares shall bear a legend in form and substance satisfactory to the Company to the effect that the Shares are subject to the Share Repurchase Right.

          7.10 "Estimated Present Value". "Estimated Present Value" means the fair market value of the Company's Series D Preferred Stock for the purpose of any employee benefit plan of the Company, including this Plan, or any arm's length transaction, as most recently determined by the Board of Directors or any committee thereof.

     8.   RIGHT OF FIRST REFUSAL

          8.1 Restriction on Transfer. Except as expressly permitted in a Purchase Agreement or this Plan, a Participant shall not transfer, encumber or dispose of any Shares or any interest in the Shares. Unless expressly permitted in this Plan, a Participant shall not transfer (voluntarily or involuntarily), encumber, or dispose of any nonvested Shares or any interest therein. If nonvested Shares are to be transferred notwithstanding the provisions of this Plan, the price at which the Company may repurchase such Shares pursuant to any provision of this Agreement shall be the exercise price of the Shares.

          8.2 Right of First Refusal. In the event a Participant proposes to sell, exchange, transfer, pledge or otherwise dispose of any Shares (whether voluntary or involuntarily) (collectively referred to sometimes herein as a "Transfer"), the Company or its assignees shall have the right to purchase such Shares under the terms and conditions of this Article 8 (the "Right of First Refusal").

          8.3 Notice of Proposed Transfer. Before any proposed Transfer of Shares, a Participant must deliver to the Company at its principal office (a) a written notice describing the proposed Transfer and stating the name of the proposed transferee, the number of Shares to be transferred, and the consideration for which the Shares are to be transferred (a "Transfer Notice") and (b) a written offer signed by the proposed transferee (if the proposed transfer is voluntary) to acquire the Shares on the terms specified in the Transfer Notice, subject only to the Right of First Refusal.

          8.4 Exercise of Right of First Refusal. If the Company exercises the Right of First Refusal, the Company and the Participant shall immediately consummate the sale of the Shares to the Company at the purchase price and on the terms set forth in the Transfer Notice. To exercise the Right of First Refusal, the Company shall deliver to the Participant a notice of exercise of the Right of First Refusal within 60 days after the date the Company receives the Transfer Notice. Shares shall be deemed purchased by the Company when the Participant or other holder of the Shares receives such notice of exercise of the Right of First Refusal. All rights accorded a holder of such Shares, other than the right to payment therefor, shall cease at that time. The Company shall pay the purchase price of any Shares so purchased within 5 business days after tender of the certificates representing such Shares to the Company's transfer agent. For this purpose, cancellation of any promissory note from the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. If the Company purchases any Shares pursuant to the Right of First Refusal, it must purchase all of the Shares proposed to be transferred.

          8.5 Exchanges or Other Transfers. When the consideration specified in a Transfer Notice is property other than cash, the Company may nonetheless pay the purchase price for the Shares in cash. If the consideration so specified has a readily ascertainable fair market value, the published price of the Shares shall be an amount equal to the fair market value of such consideration. If the specified consideration does not have a readily ascertainable fair market value, the purchase price shall be the Estimated Present Value of the Shares determined as of the date the Company receives the Transfer Notice.

          8.6 Failure to Exercise Right of First Refusal. If the Company fails to exercise in full the Right of First Refusal within 60 days from the date the Company receives the Transfer Notice, the Participant may not later than 120 days following delivery to the Company of the Transfer Notice, conclude a Transfer of the Shares to the proposed transferee named in the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Article 8.

          8.7 Transferees of the Transfer Shares. All transferees of any Shares or any interest therein, other than the Company, shall be required as a condition of such Transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Shares or interests subject to the provisions of this Plan, including without limitation Article 7 providing for the Share Repurchase Right and Article 8 providing for the Right of First Refusal. Any sale or Transfer of any Shares shall be void unless the provisions of this Article 8 are met.

          8.8  Special Transfers.

               8.8.1 Creditors' Proceedings. Upon any proposed Transfer of the Shares in connection with any receivership, bankruptcy, extension, readjustment, stay, composition, or other creditors' proceeding regarding a Participant, or the taking of any of the Shares by legal process (such as levy of execution), the Right of First Refusal shall expire 60 days after the Company receives a Transfer Notice from the Participant. The time during which the Company may not exercise its Right of First Refusal shall be tolled or extended during any time when the Company may be prohibited or restricted from exercising the Right of First Refusal under applicable laws or by court ruling. If the Company or its assignee does not exercise the Right of First Refusal, the Shares may be transferred only pursuant to the proceeding or transaction that gave rise to the Right of First Refusal. Shares transferred pursuant to this subsection 8.8.1 shall continue to be subject to the provisions of the Purchase Agreement and this Plan, including without limitation Articles 7 and 8 of this Plan.

               8.8.2 Dissolution of Marriage. If a Participant divides his or her marital, joint, or community property in connection with a decree of divorce or a property settlement, the Participant shall use his or her best efforts to retain the Shares and transfer other assets to his or her spouse in lieu of the Shares. The other assets the Participant may transfer may include a promissory note from the Participant to the spouse. In the event of any distribution of Shares to the Participant's spouse pursuant to a decree of divorce or property settlement agreement, the Company shall have, without the necessity of notice, an irrevocable option to purchase the nonvested Shares proposed to be transferred at their exercise price and the vested Shares proposed to be transferred at their Estimated Present Value by giving a Repurchase Notice to the Participant. The option shall expire 60 days after the Company receives written notice of such distribution or intended distribution advising the Company of its right to purchase the Shares.

               8.8.3 Pledge. A Participant may pledge Shares to the Company or a bank or other financial institution if the pledge or security agreement under which the Shares are pledged specifies that the pledge shall not sell or transfer the Shares (other than to the Participant on termination of the pledge) without first offering them to the Company pursuant to Section 8.2.

               8.8.4 Family Transfers. A Participant may transfer Shares (including nonvested Shares) to the Participant's spouse; any parent, step-parent, child, or grandchild of the Participant or of the Participant's spouse; any other relative of the Participant or of the Participant's spouse approved by the Board; or any trust for the exclusive benefit of the Participant or of any such person, without first offering the same to the Company pursuant to Section
8.2. Shares so transferred shall remain subject to the Purchase Agreement and this Plan. The Right of First Refusal under subsection 8.8.1 shall then arise when the transferee (as opposed to the Participant) proposes a Transfer in connection with a creditor's proceeding. The Share Repurchase Right shall arise when the Participant's employment or other similar relationship terminates, regardless of whether the Shares have been transferred.

          8.9 Assignment of the Right of First Refusal. The Company may assign the Right of First Refusal to one or more persons as may be selected by the Board.

          8.10 Termination of Right of First Refusal. The Right of First Refusal shall terminate when a public market exists for the Shares. A public market shall be deemed to exist if any of the Company's shares of Series D Preferred Stock have been registered pursuant to Section 5 of the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, and (a) such stock is listed on a national securities exchange or national market system or (b) such stock is traded in the over-the-counter market and prices therefor are published daily for 90 days in a recognized financial journal.

          8.11 Legends. Unless a public market exists for the Shares, each certificate representing the Shares shall bear a legend in form and substance satisfactory to the Company to the effect that the Shares are subject to the Right of First Refusal.

     9.   ADMINISTRATION AND AMENDMENT OF THE PLAN

          9.1  Administration.

               9.1.1 Members. This Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as the Board may delegate to such committee. All references to the Board in this Plan shall also mean the committee if one has been appointed. Members of the Board or the Committee who have been granted Shares may vote on any matters affecting the administration of the Plan or the right to purchase Shares, but no such member shall act upon the granting of Shares to himself or herself. A member of the Board or the Committee may be counted in determining the existence of a quorum at any meeting of the Board or Committee, and may execute any written consent to the taking of action without a meeting, for any action which is taken with respect to the granting of the right to purchase Shares to such member.

               9.1.2 Rule 16b-3 Compliance. If the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), then from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee of directors which shall consist of not less than two members, who during the one year before serving as an administrator of the Plan, have not been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Affiliates except as permitted under Rule 16b-3 under the Exchange Act, which provides that participation in a formula plan meeting the conditions of Rule 16(b)(3)(c)(2)(ii) or in an ongoing securities acquisition plan meeting the conditions in Rule 16(b)(3)(d)(2)(i) shall not disqualify a member of the Committee from serving as an administrator of the Plan. In addition, an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a member of the Committee from serving as an administrator of the Plan.

               9.1.3 Designation of Ineligible Persons. The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified time so that such persons will be eligible to serve as members of the Committee.

          9.2 Rights and Powers. Subject to this Plan and, in the case of a committee, the specific rights and powers delegated by the Board to such committee, the Board shall have the authority and discretion to:

     (a)  determine who shall be a Participant;

     (b)  determine when Shares can be purchased;

     (c) determine the terms and conditions of Purchase Agreements (which terms and conditions may differ among Agreements);

     (d)  interpret this Plan;

     (e)  adopt rules and regulations for implementing this Plan; and

     (f) take such other action as is appropriate to the administration of this Plan.

     All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants.

          9.3 Termination; Amendment. The Board may from time to time suspend this Plan, terminate this Plan, or amend this Plan as it deems desirable, without further action on the part of the shareholders of the Company. The approval of the shareholders shall be required, however, to (a) increase the total number of Shares that may be issued under this Plan (except as otherwise provided herein); (b) change the description of the persons eligible to be Participants; or (c) change the minimum exercise price. Except as provided in
Article 10, or in a Purchase Agreement, the suspension, termination, or amendment of this Plan shall not, without the consent of the Participant, alter or impair any rights of the Participant under any Purchase Agreement.

          9.4 Unilateral Amendments. Notwithstanding any other provision of this Plan or any Purchase Agreement, and in addition to the powers described in
Section 6.3, the Committee may amend the Plan and any Purchase Agreement, without the consent of any Participant, to the extent the Committee in the Committee's sole judgment deems necessary or appropriate to comply with the requirements for any exemption from the registration and qualification requirements of state and federal securities laws, or the requirements of any other law, including without limitation Securities and Exchange Commission Rule 701, California Corporations Code Section 25102(o), and any other rule, regulation court decision, or interpretation issued in connection with any such law.

          9.5 Requirements of Rule 16b-3. In the event that the Company becomes subject to Section 16 of the Securities Exchange Act of 1934, this Plan shall be administered in accordance with Rule 16b-3 promulgated under such Act, or any successor rule. Unless the Board determines otherwise in a specific case, Shares sold to persons subject to Section 16(b) of the Securities Exchange Act of 1934 must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 with respect to Plan transactions. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     10.  ADJUSTMENT OF AND CHANGES IN STOCK

          10.1 Recapitalizations. If the number of the Company's outstanding shares of Series D Preferred Stock is changed by any stock dividend, stock split, reverse stock split, combination, recapitalization, or reclassification, the number of Shares subject to this Plan and to outstanding Shares, and the exercise price for such Shares, shall be equitably adjusted as determined by the Board.

          10.2 Liquidation. In the event of the proposed liquidation or dissolution of the Company, the Company shall notify the Participants at least 10 days before such proposed action is taken. All unexercised Shares shall terminate immediately before such event.

          10.3 Reorganizations in Which the Company Disappears.

               10.3.1 Notice of Reorganization. The Company shall give each holder of Shares at least 10 days prior written notice of (a) a sale of all or substantially all of the Company's assets, (b) any reorganization, merger, or consolidation of the Company with any other corporation in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the state in which the Company is incorporated), or (c) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's voting securities outstanding is transferred.

          10.4 Reorganizations in Which Company Survives. Upon any other merger or consolidation of the Company in which there is any adjustment in the Series D Preferred Stock of the Company outstanding immediately before such merger or consolidation, there shall be substituted for each Share then subject to this Plan, the number and kind of shares of stock or other securities or property into which each outstanding share of Series D Preferred Stock of the Company is converted by such merger or consolidation.

          10.5 Other Changes. Upon any other relevant change in the capitalization of the Company, the Board may provide for an equitable adjustment to the number of Shares then subject to this Plan, to any Shares granted under this Plan, and to the exercise price for such Shares as it deems appropriate.

          10.6 No Fractional Shares. No right to purchase fractional Shares shall result from any adjustment in Shares pursuant to this Article 10. Upon any such adjustment, the nonvested Shares of each Participant shall be rounded down to the nearest whole Share. Alternatively, in the Company's discretion, the nonvested Shares of each Participant may be rounded up to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Shares that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     11.  SUSPENSION OF SHARES TO SATISFY SECURITIES LAWS

          11.1 Power to Suspend. The Board may suspend the granting of Shares from time to time if appropriate to satisfy an exemption from registration under the Securities Act (such as SEC Rule 504) or any state securities law.

          11.2 Minimum Period. The minimum period of suspension shall be long enough to ensure that, under applicable federal or state securities regulations (such as SEC Rule 502(a)), sales of stock made before the suspension will not be integrated with sales made after the suspension.

          11.3 Maximum Period. The maximum period of suspension shall only be so long as needed to ensure that, under applicable federal or state securities regulations (such as SEC Rule 504(b)(2)(i)), sales made before the suspension will not be aggregated with sales made after the suspension, unless the Board, in its discretion, determines that such aggregation will not be detrimental to the best interests of the Company or the Participants.

     12.  INFORMATION TO PARTICIPANTS

          12.1 Copy of Plan. The Company shall provide a copy of the Plan to each Participant.

          12.2 Financial Information Provided. The Company shall provide to each Participant on a periodic basis (but not less frequently than annually), financial statements of the Company. The Company may provide other information regarding the Company as determined by the Board in its discretion.

          12.3 Information Confidential. No Participant shall disclose any confidential information about the Company disclosed to the Participant in his or her capacity as a holder of Shares. A Participant may, however, disclose such information to his or her legal and financial advisers in connection with advice to be rendered by them to the Participant, or to any transferee of the Shares, but only if the advisor or transferee agrees not to further disclose such Information or to use the information for the benefit of anyone other than the Participant, the transferee as a holder of the Shares, or the Company.

     13.  TAX STATUS

     The Company does not, by way of this Plan, any document, Purchase Agreement, or otherwise, represent or warrant to any person, including the Participants, that the purchase of Shares or the subsequent disposition of Shares purchased pursuant to this Plan, or any other aspect of this Plan, will have any particular tax effect.

     14.  MISCELLANEOUS

          14.1 Additional Actions and Documents. Each Participant shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Plan or any Purchase Agreement.

          14.2 Successors and Assigns. All obligations imposed upon the Participants and all rights granted to the Company under this Plan, including without limitation the provisions of Articles 7 and 8 shall be binding upon each Participant's heirs, legal representatives, successors, and assigns. This Plan, and the Purchase Agreement with each Participant, shall be the sole and exclusive source of any and all rights that a Participant and his or her heirs, legal representatives, or successors shall have in respect to this Plan or any Purchase Agreement.

          14.3 No Third-Party Beneficiaries. Nothing in this Plan or any Purchase Agreement shall (a) confer any rights or remedies on any persons other than the parties and their respective successors and assigns, (b) relieve or discharge the obligation of any third person to any party, or (c) shall give any third person any right of subrogation or action against any party.

          14.4 Amendments, Waivers, and Consents. Except as provided in this Plan, no Purchase Agreement shall be amended except in a writing signed by the Participant and the Company. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent. No waiver of any provision of a Purchase Agreement or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent, except to the extent specifically set forth in writing. For the protection of all parties, amendments, waivers and consents concerning Purchase Agreements that are not in writing and signed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

          14.5 Notice. Any notice, instruction, or communication required or permitted to be given under this Plan or any Purchase Agreement to any party shall be in writing (which may include telex, telegram, telecopier, or other similar form of reproduction followed by a mailed hard copy) and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified mail, return receipt requested, postage prepaid, or two days after deposit with a nationally recognized air courier, fees prepaid, addressed to the principal office or residence of such party as shown on the books of the Company, or to such other address as such party may request by written notice. The Company and each Participant shall make an ordinary, good faith effort to ensure that the person to be given notice actually receives such notice.

          14.6 Dispute Resolution.

               14.6.1 Notice. A party to a Purchase Agreement who desires money damages or equitable relief from the other party because of a claim relating to Shares, this Plan, or a Purchase Agreement shall give written notice to the other party of the facts constituting the breach or default (a "Dispute Notice"). This Section 14.6 is intended to cover all aspects of the relationship between the parties with respect to Shares, this Plan, and any Purchase Agreement, including any claims based on tort or other theories. Any additional claims the parties have against each other shall also be subject to this Section 14.6.

               14.6.2 Negotiation. For fifteen (15) days following delivery of a Dispute Notice (the "Negotiation Period") the parties shall negotiate to resolve the dispute in good faith.

               14.6.3 Mediation. After the end of the Negotiation Period, either party may request non-binding mediation with the assistance of a neutral mediator from a recognized mediation service. The party requesting the mediation shall arrange for the mediation services, subject to the approval of the other party which the other party shall not withhold unreasonably. Mediation shall take place in San Mateo County, California. Mediation may be scheduled to begin any time after expiration of the Negotiation Period, but with at least 10 days notice to all parties. The parties shall participate in the mediation in good faith and shall devote reasonable time and energy to the mediation so as to promptly resolve the dispute or conclude that they cannot resolve the dispute. The party requesting the mediation shall bear the cost of mediation except as provided elsewhere in this Agreement.

               14.6.4 Arbitration. If thirty (30) days after beginning mediation the parties have not resolved the dispute, either party may submit the dispute to final and binding arbitration pursuant to the commercial rules of the American Arbitration Association. The arbitrator(s) shall apply the substantive law of the State of California to the dispute, and shall have the power to interpret such law to the extent it is unclear. At the request of any party, the arbitrators, attorneys, parties to the arbitration, witnesses, experts, court reporters, or other persons present at the arbitration shall agree in writing to maintain the strict confidentiality of the arbitration proceedings. At the election of any party, arbitration shall be conducted by three neutral arbitrators appointed in accordance with the commercial rules of the American Arbitration Association if (a) the amount in controversy is greater than $50,000 (exclusive of interest and attorneys' fees), or (b) a party sought to be enjoined disputes that he or it has engaged in, or asserts that he or it should be able to engage in, the actions sought to be enjoined. In all other cases, the matter shall be arbitrated by a single neutral arbitrator. The parties surrender and waive the right to submit any dispute to a court or jury, or to appeal to a higher Court. There shall be no arbitration of any claim that would otherwise be barred by a statute of limitations if the claim were to be brought in a court of law. The arbitrator shall not have the power to award punitive, consequential, indirect or special damages.

               14.6.5 Arbitrability. The arbitrators shall have the power to determine what disputes between the parties are the proper subject of arbitration.

          14.6.6 Preliminary Remedies. Notwithstanding this Section 14.6, a party may apply to a court of competent jurisdiction for prejudgment remedies and emergency relief in the form of a temporary restraining order pending final determination of a claim through arbitration in accordance with this Section 14.6.

          14.6.7 Costs and Attorneys' Fees. If the arbitrator determines that the actions of a party or its counsel have unreasonably or unnecessarily delayed the resolution of the matter, the arbitrator may in its discretion require such party to pay all or part of the cost of the mediation and arbitration proceedings payable by the other party and may require such party to pay all or part of the attorneys' fees of the other party. This provision permits an award of attorneys' fees against a party regardless of which party is the prevailing party. Otherwise, the parties shall bear their own attorneys' fees and share the costs of arbitration equally.

          14.6.8 Enforcement. The award of the arbitrator shall be enforceable according to the applicable provisions of the California Code of Civil Procedure, sections 1280 et seq. A party who fails to participate in a negotiation, mediation, or arbitration instituted under this Section 14.6, or who admits to liability and the amount of damage, shall be deemed to have defaulted. Such default may be entered and enforced in the same manner as a default in a civil lawsuit.

     14.7 Jurisdiction and Venue. Each Participant consents to the personal jurisdiction of all federal and state courts in the state of the Participant's employment and the county of the Company's principal place of business, and agrees that venue shall lie exclusively in the county of the Participant's employment if the Participant is an Employee or former Employee at the time of the dispute, or otherwise in the county of the Company's principal place of business.

     14.8 Governing Law. The rights and obligations of the parties shall be governed by, and this Plan and each Purchase Agreement shall be construed and enforced in accordance with, the laws of the State of California, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with this Plan. If any provision of this Plan or any Purchase Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

     14.9 Plan Governs. If there is any inconsistency between this Plan and any documents related to this Plan, including any Purchase Agreement, this Plan shall govern. Nothing in this Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Shares hereunder or any obligation on the part of the Company to issue Shares with respect to its Series D Preferred Stock.

                           CERTIFICATE OF SECRETARY


KNOW ALL BY THESE PRESENTS:

That the undersigned does hereby certify that the undersigned is the Assistant Secretary of AltiGen Communications, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of California; that the above and foregoing 1998 Stock Purchase Plan was duly and regularly adopted as such by the Board of Directors on ______________ and the shareholders of said corporation on ________________; and that the above and foregoing 1998 Stock Purchase Plan is now in full force and effect.

Dated: ____________________, 19___.




                                         ---------------------------------------
                                         Gilbert Hu, Assistant Secretary